Exhibit 99.1

Morgan Stanley

Consumer Conference

November 19, 2013

Murray S. Kessler

Chairman, President and Chief

Executive Officer

2

Safe Harbor Disclaimer

You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act.

Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected.

Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission (“SEC”). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well.

Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.

This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.’s Form 10-K and Form 10-Q filings with the SEC.

3

Regulation G Compliance

You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted Earnings Per Share may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures.

4

Lorillard is the #3 Tobacco Company in the USA With Very Strong Brands

The #2 U.S. Cigarette Brand - Newport ®

The #1 U.S. Menthol Brand - Newport

The #1 U.S. electronic cigarette – blu eCigs ®

– Newly-acquired international e-cigarette business - SKYCIG®

Source: Lorillard proprietary retail database (“EXCEL”). As of full year ended 12/31/2012.

5

In Cigarettes, Lorillard has Gained Market Share For Eleven Consecutive Years

Lorillard Retail Market Share of U.S. Cigarettes

16%

14.9%

14.1% 14.4%

14%

12.9%

11.8%

12%

11.0%

10.4%

10.0% 10% 9.6%

9.0% 9.2%

8.7%

8% 6% 4% 2% 0%

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD

Newport Total Lorillard

Source: MSA, Inc. Excel retail database. 2013 YTD data through 9/30/2013.

6

Driving a Consistent Track Record of Superior Financial Results

Net Sales (ex-FET) Operating Income* E.P.S.*

Billions Billions

$5.0 4.64 $2.0 1.87 1.88 $3.0 2.82 4.45 2.63 4.05 1.73 1.54 $2.5 2.25

$4.0 3.69

3.49 $1.5 1.42

1.91

$2.0

1.71

$3.0

$1.0 $1.5

$2.0 $1.0 $0.5 $1.0 $0.5

$0.0 $0.0 $0.0

2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 2008 2009 2010 2011 2012

CAGRs + 7.3% + 7.4% + 13.3%

*	Adjusted results. See Appendix A for further discussion of adjustments. Source: Company filings. 7

Allowing The Company to Return Significant Cash to Shareholders

Annualized Dividend Per Share

+79%

Cumulative Cash Returned

In millions $3.00 $7,310

$7,500

$5,925

$5,000 $4,191

$2.00 $3,615 $3,613 $2,254 $2,026

$2,500

$713 $1,310 $2,312 $3,119 $1,589 $313 $400 $944

$1.00 $0

Q3 2008 Q3 2009 Q3 2010 Q1 2011 Q1 2012 Q1 2013 2008 2009 2010 2011 2012

Dividends Buybacks

More than $8 Billion Cash Returned to Investors Since Going Public

8

Source: Lorillard filings. Since Lorillard spin-off completed in June 2008. Dividend data adjusted to reflect 3-for-1 stock split effected January 15, 2013.

And Ultimately Contributing To Significant Increases In Shareholder Value

More than $9 billion of value creation since 12/31/2010

Stock Price

$52.6

P/E Ratio 16.6 Stock Price $27.4 Enterprise P/E Ratio 12.1 $21.4 Value (B)

Enterprise

$11.8

Value (B)

2011 2012 2013

Source: Bloomberg. As of November 15, 2013

The First Nine Months of 2013 Has Been a Continuation Of Lorillard’s Industry-Leading Fundamentals

Lorillard YTD 2013 performance through September 30 versus year ago

14% 13.3%

12% 10.2%

10% 8.5%

8%

6% E.P.S.*

Operating

4% Net Sales Income*

2% (ex-FET)

0%

* Adjusted results. See Appendix A for further discussion of adjustments. Source: Company fillings.

Pursuit of Lorillard’s Strategic Vision Should Allow The Company to Continue Delivering Superior Results

“To Responsibly Bring Newport Pleasure To All Adult Smokers”

Carefully

Protect & Build Out Pursue

Grow The Processes and Close-in

Core Capabilities Adjacencies

With a Goal of Consistently Delivering a Double-Digit

Shareholder Return Over the Long-Term

* Double-digit shareholder return as measured by EPS growth and the dividend yield.

As The Company Uniquely has Numerous Close-In “White Space” Growth Opportunities it is Pursuing, While Protecting its Core Franchise

2012 U.S. Tobacco Market Segmentation 15.1 B Packs/Cans

0.2%

90.5% 0.5% 8.8%

100%

RJR RJR RJR Others

80% RJR

All Others Altria

RJR

60%

40% Altria Altria RJR

Altria

Altria

20%

Altria

0%

Non-Full Flavor Non-Menthol Full-Flavor NFF MST Discount

Snus e-Cigs

Non-Menthol Menthol Menthol

Source: MSA, Inc. Excel retail database. 12

Accordingly, Lorillard’s Strategic Priorities Are as Follows:

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach

2. Offset cigarette industry declines through close-in adjacency expansion

– Geographic expansion of Newport promotions west of the Mississippi River

– Product expansion into Non-Menthol (Red & Gold)

3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes

4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions

5. Continue to reward shareholders with superior returns

Stability of Newport Full-Flavor Menthol in the Core is Job #1

Premium Full-Flavor Menthol, Core States

100% FF Menthol

All Other All Other All Other All Other

80% Rest of Industry

60%

40% Newport Newport Newport Newport

-1.2%

20%

0%

2010 2011 2012 2013 YTD -5.0%

Newport Share of

Premium Full-Flavor 74% 74% 73% 74% 5 Year CAGRs

Menthol Core States 2007 - 2012

Source: MSA, Inc. Excel retail database. Year-to-date 2013 as of November 1, 2013.

Achieved Through Strong Brand-Building

Brand-Building Initiatives

Advertising

Product Merchandising

Consistent 40-year campaign

Distinctive & recognizable

Proven messaging

Iconic brand

Consumer preferred

Unique taste profile

61% Net Promoter Score

32,000 new retail plans

New product visibility

Best relationships in industry

And Achieved Without Heavy Use of Discounting

Percentage of 2013 Menthol Volume Sold at Full Price*

100% 97%

80%

63%

60% 54%

40%

Newport #2 Menthol #3 Menthol Brand Brand

* Source: MSA, Inc. Excel retail database, year-to-date through 9/30/2013. Full price is defined as within 50 cents per pack of the most common retail price of the mainline brand.

Lorillard’s Strategic Priorities

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach

2. Offset cigarette industry declines through close-in adjacency expansion

– Geographic expansion of Newport promotions west of the Mississippi River

– Product expansion into Non-Menthol (Red & Gold)

3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes

4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions

5. Continue to reward shareholders with superior returns

Geographic Expansion of Promotions and Product Line Have Been Successful

Results from geographic expansion strategy in the non-core

Volume Trends Market Share

5.5% 5.0% 4.3%

Newport

-4.9% 18.6%

7.3% 5.5%

Total

-1.1%

Lorillard

Pre Post Pre Post

Source: MSA, Inc. Excel retail database. Pre-period is 2009 change and Post-period is 2012 change.

As Has Lorillard’s Entry into Non-Menthol, First with Newport Red

2012 0.9% retail market share

Premium Non-Menthol Full Flavor 2.2 billion units in 2012

Units by Brand Pricing up more than 35%

since launch

Source: MSA, Inc. Excel retail database.

Non-Menthol Gold Represents Our Next Opportunity

89 B units

100% Other

80% RJR

60%

40% Altria

20%

0%

Recently authorized by FDA

2012

Consumer-preferred taste

Premium Non-Menthol Non-Full Flavor Consumer-preferred packaging

Units by Brand Priced in-line with Newport Red

Sources: MSA, Inc. Excel Retail Database ; Newport 80mm Box Gold Non-Menthol Product Test, 20

January 2011; Newport Non-Menthol Gold Online Packaging Test, August 2011;

Shipments Commenced on October 4, 2013

Lorillard’s Strategic Priorities

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach

2. Offset cigarette industry declines through close-in adjacency expansion

— Geographic expansion of Newport promotions west of the Mississippi River

— Product expansion into Non-Menthol (Red & Gold)

3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes

4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions

5. Continue to reward shareholders with superior returns

Lorillard’s Acquisition of blu eCigs in 2012 Gives the

Company a Head-Start in an Emerging New Category

Category estimated at $1 billion with 100% annual market growth

Awareness = ~100%

Trial = 43%

Repeat Usage = 26%

~1% impact on cigarettes

Gives Lorillard a major seat in the harm reduction debate

Sources: Wells Fargo/Nielsen estimates, research note dated 7/26/2013;

Lorillard Adult User Survey; May 2013 (n=523)

We Also Completed Another e-Cigarette Acquisition – The First Step in Global Expansion

A leading UK e-cigarette brand

Demonstrated track record of bringing innovative products to market

Provides platform for further geographic expansion

Establishes Lorillard as a global leader in tobacco harm reduction

Lorillard Has Been Focused on Being First and Best

National retail roll-out – 127,000+ outlets currently

National TV and print advertising campaign ($40 MM 2013 marketing spend)

Product enhancements & quality controls

Increased manufacturing capacity & inventory

Brand-Building is the Top Priority

Stephen Dorff Jenny McCarthy

Brand-Building is the Top Priority

Other Brand-Building Activities

Sampling Music Motor Sports

...All Targeted to Adult Smokers

blu

ELECTRONIC

CIGARETTES

Through These Efforts, blu eCigs has Emerged as The #1 e-Cig Company

Quarterly blu eCigs Retail Market Share

Share 40%+ Market Share ~127,000 Retail Outlets

50% 44%

40% 34%

~10% Market Share*

30%

~12,000 Retail

20% Outlets *

15% 10%*

10%

0%

Q2 2012 Q3 2012 Q4 2012 YTD 2013

EPS Accretive in Year 1

Source: MSA, Inc. Excel retail database for electronic cigarettes, as of Sep. 30, 2013. * blu eCigs internal estimates.

Lorillard’s Strategic Priorities

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach

2. Offset cigarette industry declines through close-in adjacency expansion

— Geographic expansion of Newport promotions west of the Mississippi River

— Product expansion into Non-Menthol (Red & Gold)

3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes

4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions

5. Continue to reward shareholders with superior returns

Lorillard’s Position on Menthol is Based on Science

Scientific evidence does not support a finding that a product standard related to menthol would be

“appropriate for public health”

FDA’s PSE is Fundamentally Flawed

Lack of transparency in FDA’s selection and weighting of studies

FDA’s conclusions often based on strained interpretations of data not supported by suitable evidence

FDA inappropriately uses “association” instead of causation

FDA appears to ignore some studies and peer review comments

FDA relies upon unpublished and non-peer reviewed studies

Lorillard Agrees with Comments from the CTP Director

“As a regulatory agency, we can only go as far as the regulatory science will take us.” “The bottom line is we need more information.”

Mitch Zeller, Director, FDA Center for Tobacco Products

- New York Times, July 23, 2013

Lorillard Intends to Hold Regulators to Science-Based Decisions

FDA’s Deeming Regulations for e-Cigarettes

Lorillard supports reasonable regulations for e-cigs including:

Minimum age of purchase laws restricting sales to minors

Product quality and safety standards

Disclosure of relevant consumer safety and ingredient information

Lorillard believes e-cig regulations should also allow marketing freedoms including:

Broad retail and online availability

Marketing freedom to advertise product advantages and attributes

Flavors acceptable as a choice for adult consumers

Flexibility enabling the swift introduction of new products

Lorillard’s Strategic Priorities

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach

2. Offset cigarette industry declines through close-in adjacency expansion

Geographic expansion of Newport promotions west of the Mississippi River

Product expansion into Non-Menthol (Red & Gold)

3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes

4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions

5. Continue to reward shareholders with superior returns

Lorillard Formula for Success is Unchanged

Focus on

Industry Lean

Returning

Leading Cost

Cash to

Fundamentals Structure

Shareholders

Consistent Delivery of a Double Digit Total Shareholder Return Over the Long-Term

* Double-digit shareholder return as measured by EPS growth and the dividend yield.

Continually Improving Capital Structure

2013-

2010 2011 2012

9/30

Leverage* 1.0 X 1.3X 1.6 X 1.7 X Long-Term Debt $1.77 B $2.60 B $3.11 B $3.57 B Shares Repurchased (millions) 27.0 46.7 14.8 13.4 Dividend Payout 63% 66% 73% nm Weighted Average Interest Rate on Debt 6.2% 5.7% 5.2% 5.0%

* See Appendix A for further discussion of leverage.

Consistently Rewarding Shareholders with Superior Returns

600

+463.6%

500

100 400 to Indexed 300

200

Prices +59.1%

100

0

Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13

LO S&P 500

Source: Bloomberg. From Carolina Group IPO on 1/31/2002 through 11/15/2013.

Summary

1. Delivering superior results over the long-term

2. Core cigarette business still has running room

3. e-Cigarettes are a significant growth opportunity

4. Lorillard believes that science does not support disproportionate regulation of menthol cigarettes

5. As always, the Company is focused on rewarding shareholders

Questions

Murray S. Kessler

Chairman, President and Chief Executive Officer

David H. Taylor

Executive Vice President and Chief Financial Officer

Appendix A

Regulation G Reconciliations

Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results

(Amounts in millions, except per share data) (Unaudited)

Operating E-Cigarette Segment

Year ended December 31, 2011 Income Diluted EPS Operating Income

Reported (GAAP) results $1,892 $2.66 N/A

GAAP results include the following:

1) Tobacco settlement expense impact of RAI mark-to-market

adjustments (25) (0.03) N/A

Adjusted (Non-GAAP) results $1,867 $2.63 N/A

Operating E-Cigarette Segment

Year ended December 31, 2012 Income Diluted EPS Operating Income

Reported (GAAP) results $1,878 $2.81 $1

GAAP results include the following:

1) Tobacco settlement expense impact of RAI mark-to-market

pension accounting adjustments (8) (0.01) -

2) Tobacco settlement expense impact of RJRT adjustments to its

2001-2005 operating income and restructuring charges 7 0.01

3) blu eCigs acquisition expenses 6 0.01 1

Adjusted (Non-GAAP) results $1,883 $2.82 $2

Appendix A (cont.)

Regulation G Reconciliations

Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results

(Amounts in millions, except per share data) (Unaudited)

Nine Months Ended September 30, 2013 E-Cigarette

Operating Diluted Segment

Income EPS Operating Income

Reported (GAAP) results $ 1.559 $2.38 $ 9

GAAP results include the following:

1) Settlement to resolve certain MSA payment disputes (154) (0.25) -

2) Estimated costs to comply with or otherwise resolve

U.S. Government Case judgment 20 0.03 -

3) Accrued costs related to compensatory damages and

statutory interest to dismiss Evans case 79 0.13 -

4) SKYCIG acquisition expenses 4 0.01 -

Adjusted (Non-GAAP) results $ 1,508 $2.30 $ 9

Appendix A (cont.)

Regulation G Reconciliations

Leverage Ratios

2010 2011 2012 2013 – Q3

Adjusted operating income $ 1,725 $ 1,867 $ 1,883 $2,022 (1)

Depreciation and amortization 35 37 39 42 (1)

Earnings before interest, taxes, depreciation and

amortization (B) $ 1,760 $ 1,904 $ 1,922 $2,064

Long-term debt $ 1,769 $ 2,595 $ 3,111 $3,571

Fair value of interest rate swap (69) (95) (111) (71)

Long-term debt, net of fair value of interest rate swap

(A) $ 1,700 $ 2,500 $ 3,000 $3,500

Leverage (A/B) 1.0 1.3 1.6 1.7

(1) Based on prior twelve months ended 9/30/2013.

Lorillard